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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A


                                 CURRENT REPORT
                     PURSUANT TO SECTION 12 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 April 15, 1998
                Date of Report (Date of earliest event reported)


                                 PRT GROUP INC.
               (Exact Name of Registrant as Specified in Charter)



           Delaware                     0-23315                 13-3914972
(State or other jurisdiction     (Commission File Number)      (IRS Employer
       of Incorporation)                                     Identification No.)


342 Madison Avenue, 11th Floor, New York, New York                  10173
    (Address of Principal Executive Offices)                      (Zip Code)


                                 (212) 922-0800
               Registrant's telephone number, including area code

                                 Not Applicable
          (Former Name or Former Address, if Changes Since Last Report)
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ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS


     (a)  Financial Statements of Business Acquired

On April 15, 1998, PRT Group Inc. (the "Company") consummated the purchase of substantially all of the assets of Institute for Software Process Improvement, Inc. ("ISPI"), a Pennsylvania corporation. The audited balance sheets of ISPI as of December 31, 1996 and 1997, and the related audited statements of operations, stockholders' equity (deficit) and cash flows for each of the two years in the period ended December 31, 1997, are incorporated herein by reference to Exhibit
99.3 hereto.

     (b) Pro forma Condensed Consolidated Balance Sheet and Statement of Operations

On July 1, 1997, the Company consummated the purchase of all of the issued and outstanding capital stock of Computer Management Resources, Inc. ("CMR") and on January 31, 1998 and April 15, 1998, the Company consummated the purchase of substantially all the assets of Advanced Computer Techniques, Inc. ("ACT") and ISPI, respectively. The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 1997 and the three months ended March 31, 1998 give effect to the ISPI, CMR and ACT acquisitions as if they had occurred on January 1, 1997. The unaudited pro forma condensed consolidated balance sheet as of March 31, 1998 gives effect to the acquisition of ISPI as if it had been consummated on March 31, 1998.

     (c) Exhibits.

         99.3 The audited financial statements of Institute for Software Process Improvement, Inc. as of December 31, 1997 and 1996 and the related audited statements of operations, stockholders' equity (deficit) and cash flows for the years ended December 31, 1997 and 1996, with report of independent auditors, thereon.

         99.4 The unaudited pro-forma condensed consolidated statement of operations for the year ended December 31, 1997 and the three months ended March 31, 1998 and the unaudited pro-forma condensed consolidated balance sheet as of March 31, 1998.
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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 PRT GROUP INC.

Dated: June 26, 1998         By:  /s/  Lowell W. Robinson
                             Executive Vice President, Finance & Administration
                             Chief Financial Officer
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                                  EXHIBIT INDEX



Exhibit No.    Description

99.3 The audited financial statements of the Institute for Software Process Improvement, Inc. as of and for the years ended December 31, 1997 and 1996, with report of independent auditors, thereon.

99.4 The unaudited pro-forma condensed consolidated statement of operations for the year ended December 31, 1997 and the three months ended March 31, 1998 and the unaudited pro-forma condensed consolidated balance sheet as of March 31, 1998.